Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report on Form 10-K of Kronos Bio, Inc. (the “Company”) for the fiscal year ended December 31, 2024, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Deborah Knobelman, Ph.D., the President, Interim Chief Executive Officer, Chief Financial Officer and Chief Operating Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 18, 2025	By:	/s/ Deborah Knobelman
Deborah Knobelman, Ph.D.
President, Interim Chief Executive Officer, Chief Financial Officer and Chief Operating Officer
(Principal Executive Officer and Principal Financial and Accounting Officer)